Ex-99. – (i)(2)

September 28, 2009

PNC Funds, Inc.

Two Hopkins Plaza

Baltimore, Maryland 21201

Re:	PNC Funds, Inc. Post-Effective Amendment No. 48 File No. 33-27491; ICA No. 811-5782

Ladies and Gentlemen:

We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 48 to Registration Statement No. 33-27491 on Form N-1A.

Very truly yours,

/s/ Kramer Levin Naftalis & Frankel LLP

6 of 17